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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  MARCH 4, 1997


                            TEMPLATE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-21921

                VIRGINIA                                       52-1042793
      (State or Other Jurisdiction                          (I.R.S. Employer
           of Incorporation)                               Identification No.)

        45365 VINTAGE PARK PLAZA
           DULLES, VIRGINIA                                       20166
(Address of principal executive offices)                       (Zip code)

                                 (703) 318-1000
              (Registrant's telephone number, including area code)
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                            TEMPLATE SOFTWARE, INC.

                                     INDEX

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Information to be Included in the Report                             Page
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
Item 5.          Other Events.                                          3

Index to Exhibits                                                       4

Signatures                                                              5

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS.

         On March 4, 1997, the Company consummated its acquisition (the "Transaction") of all of the issued and outstanding capital stock of Krystal Ingenierie S.A., a corporation organized under the laws of the Republic of France ("Krystal"). The Transaction was consummated pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of February 19, 1997, with Alain Kuhner ("Kuhner"), whereby the Company agreed to: (1) exchange for an aggregate of 48,064 shares of the Company's Common stock, par value $.01 per share (the "Common Stock"), 2,500 shares of Krystal held by Kuhner, representing all of the issued and outstanding capital stock of Krystal; and
(2) exchange for an aggregate of 45,686 additional shares of the Company's Common Stock, certain indebtedness of Krystal owed to Kuhner in the aggregate amount of FF 3,914,331.36. Concurrently with the closing of the Transaction, Krystal's name was formally changed to Template Software S.A.

    The foregoing information contained in this Form 8-K with respect to the acquisition is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, a copy of which is attached hereto as an Exhibit.





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                               INDEX TO EXHIBITS

(1) Underwriting agreement

         Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

         Stock Purchase Agreement between the Company and Kuhner, dated as of February 19, 1997.

(4) Instruments defining the rights of security holders, including indentures

         Not Applicable.

(16)      Letter re change in certifying accountant

         Not Applicable.

(17)      Letter re director resignation

         Not Applicable.

(20)      Other documents or statements to security holders

         Not Applicable.

(23)      Consents of experts and counsel

         Not Applicable.

(24)      Power of attorney

         Not Applicable.

(27)      Financial Data Schedule

         Not Applicable.

(99)      Additional Exhibits

         None.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     March 19, 1997               TEMPLATE SOFTWARE, INC.



                                        By:      /s/ E. Linwood Pearce
                                           -------------------------------
                                              E. Linwood Pearce
                                              Chief Executive Officer





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